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                             STONEBRIDGE FUNDS TRUST
                                  (THE "TRUST")

                        SUPPLEMENT DATED JANUARY 4, 2005
                          TO THE PROSPECTUS OF THE FUND
                             DATED FEBRUARY 28, 2004

THIS SUPPLEMENT INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND ON PAGE 7 OF THE PROSPECTUS ENTITLED "ANNUAL FUND EXPENSES."

ANNUAL FUND EXPENSES

This table and example will help you understand the fees and expenses associated with investing in the Funds.

SHAREHOLDER TRANSACTION EXPENSES. You pay these when buying, exchanging, or selling shares of the Funds.

ANNUAL FUND OPERATING EXPENSES. The Funds pay monthly expenses out of fund assets, and these expenses are reflected in their share prices. The operating expenses below are expenses deducted from fund assets.

You can read more about shareholder transaction expenses and the Funds' operating expenses in this prospectus (under Management of the Funds and Financial Highlights) and in the financial statements and related notes in the Funds' annual report. If you own shares through a broker or other service organization it may charge you an account level fee in addition to the expenses shown below.

SHAREHOLDER TRANSACTION EXPENSES                                       Stonebridge                Stonebridge
(FEES OR EXPENSES PAID DIRECTLY FROM YOUR INVESTMENT)                  Growth Fund             Aggressive Growth
                                                                                                     Fund
  Maximum Sales Charge (load) on Purchases
  (as a % of offering price)                                              none                       none
  Maximum Deferred Sales Charge (load)                                    none                       none
  Redemption Fees (as a % of amount redeemed)*                             2%                         2%
  Exchange Fee                                                            none                       none

ANNUAL FUND OPERATING EXPENSES
(fees paid from Fund Assets)
  Management Fees**                                                       0.75%                      1.00%

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
  Distribution (12b-1) Fees                                               none                       none
  Other Expenses (administration, audit, legal, shareholder
     services, transfer agent, custodian, and miscellaneous)**            1.71%                      3.03%
  Total Fund Operating Expenses                                           2.46%                      4.03%
  Fee Waiver**                                                           (0.36)%                    (0.92)%
  Net Fund Operating Expenses                                             2.10%                      3.11%

*Effective January 3, 2005, the Trust assesses a 2.0% fee on the redemption of Fund shares held 30 days or less, including shares held through omnibus account arrangements. The Fund may also charge a $10 per transaction fee on redemption by wire transfer.

**The Adviser has agreed to waive 0.25% and 0.50% of its contractual advisory fees for the Growth Fund and the Aggressive Growth Fund, respectively, to keep the net advisory fees for each Fund at 0.50% for the current fiscal year (ending October 31, 2005). The Adviser will not be entitled to collect the waived fees at any time in the future. ALPS Mutual Funds Services, Inc., ("ALPS"), the administrator for the Funds, has agreed to waive 0.11% and 0.42% of its contractual administration fees for the Growth Fund and Aggressive Growth Fund, respectively, so that the minimum monthly fee for each Fund will be $4,500 for the current fiscal year (ending October 31, 2005). ALPS will not be entitled to collect the waived fees at any time in the future.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND ON PAGE 18 OF THE PROSPECTUS ENTITLED "RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS."

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees of the Trust has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Trust discourages short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's Service Organization. If the Funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Funds reserve the right to delay for up to two business days the processing of exchange requests if, in the Funds' judgment, such delay would be in the Funds' best interest, in which case both the redemption and purchase sides of the exchange will be processed at the conclusion of the delay period.

To deter market timing, the Trust assesses a 2.0% fee on the redemption of Fund shares held 30 days or less, including shares held through omnibus account arrangements, effective January 3, 2005. Any redemption fee waiver must be approved in writing by the Trust's President and Chief Compliance Officer. Any redemption fee waivers will be reported to the Board at its next quarterly meeting.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection, and, despite the efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their

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trading practices. The ability of the Trust and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                         WITH THE PROSPECTUS OF THE FUND
                              FOR FUTURE REFERENCE.